SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                    ----------------------------------

                                FORM 8-K/A
                              Amendment No. 1

               PURSUANT TO SECTION 12, 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  December 16, 1997
  --------------------------------------------------------------------

                   WALDEN RESIDENTIAL PROPERTIES, INC.
          (Exact name of Registrant as specified in its Charter)

                                MARYLAND
                      (State of other jurisdiction
                    of incorporation or organization)

                                1-12592
                        (Commission file number)

                               75-2506197
                 (I.R.S. Employer Identification Number)


                           One Lincoln Centre
                      5400 LBJ Freeway, Suite 400
                           Dallas, Texas 75240
                 (Address of principal executive offices)

   Registrant's telephone number, including area code:  (972) 788-0510


                              Not Applicable
      (Former name or former address, if changed since last report)



ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Acquisitions
------------

Between July 31, 1997 and December 22, 1997, Walden Residential
Properties, Inc. (the "Company"), acquired the following properties (the "Acquisition Properties"):

                                            Acquisition  Acquisition
Property         Location           Units      Price         Date    Seller
--------         --------           -----   -----------  ----------- ------
Windsor Park     Hendersonville, TN   232   $ 9,500,000    07/31/97  Windsor Park Apartments, Inc.
Clover Hill      Arlington, TX        216     6,600,000    10/03/97  1990 Clover Hill Limited Partnership
Oak Ramble       Tampa, FL            256    10,000,000    11/03/97  MIG-Oak Ramble Associates Limited Partnership
Parkway Station  Marietta, GA         344    18,400,000    12/16/97  Windsor at Parkway Station Limited Partnership
Ashton Park      Tampa, FL            192     7,000,000    12/19/97  Windsor at Ashton Park Limited Partnership
Woods of Bedford Bedford, TX          328     9,900,000    12/22/97  Pacific Life Insurance Company
                                    -----   -----------
                                    1,568   $61,400,000
                                    =====   ===========

The above acquisitions were financed as follows:

Source                              Date        Funds
------                              ----        -----
Bonds Assumed on Windsor Park     07/31/97  $ 6,900,000
Property Sale                     10/02/97    4,400,000
Mortgage Assumed on Ashton Park   12/16/97    3,900,000
Credit Facility                   Various    43,400,000
Cash                              Various   $ 2,800,000
                                            -----------
                                            $61,400,000
                                            ===========

The Sellers are not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The Acquisition Properties were previously operated by the Sellers as multifamily apartment properties, and it is the intent of the Company to continue to operate the Acquisition Properties as multifamily apartment properties.

The purchase prices, which were negotiated with the Sellers, were determined through internal analysis by the Company of historical cash flows and fair market values of the Acquisition Properties with adjustments for the Company's estimates of the cost of operation.

Disposition
-----------

On October 2, 1997, the Company sold Towne Center, a 392-unit apartment property located in Dallas, Texas for approximately $9.1 million to Towne Center Kiwi, Inc. The Purchaser is not affiliated with the Company, any director or officer of the Company or any associate of any such director or officer. The property was secured by a $4.6 million mortgage loan, which was repaid at closing. The sales price, which was negotiated with the Purchaser, was determined through internal analysis by the Company of historical cash flows and fair market value of the disposed property.



ITEM 5.   OTHER EVENTS

     The Company is revising its financial statements for the fiscal years ended December 31, 1995 and December 31, 1996 and for the fiscal quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, by reclassifying the convertible equity securities formerly reported as a component of stockholders' equity in its consolidated balance sheets to minority interest and by restating its statements of income to reflect distributions or income on such convertible equity securities as income allocated to minority interest which is deducted in arriving at net income. This change results in net income decreasing by $922,000 in 1995, $1,705,000 in 1996 and $405,000, $395,000, and $397,000 for the
quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, respectively. The Company believes these changes are necessary to conform the Company's financial statements to generally accepted accounting principles. These changes will have no impact on the financial condition, business or assets of the Company and do not change the Company's net income available to common stockholders net income per share, or funds from operations.



ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     a.   Financial Statements:

          The undersigned Registrant hereby submits the Financial
          Statements for the Acquisition Properties referred to in
          Item 2., except for Clover Hill Apartments, which was not audited.



                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

     We have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Windsor Park Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Windsor Park Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

     In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Windsor Park
Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------

DELOITTE & TOUCHE LLP

Dallas, Texas
July 31, 1997



                     WINDSOR PARK APARTMENTS
            STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          (In thousands)

                                                Nine Months Ended      Year Ended
                                                September 30, 1997  December 31, 1996
                                                ------------------  -----------------
                                                   (Unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . . .        $1,015              $1,329
  Other property income, net . . . . . . . . .            74                 105
                                                      ------              ------
     Total revenues. . . . . . . . . . . . . .         1,089               1,434
                                                      ------              ------
Certain Expenses
  Property operating and maintenance . . . . .           355                 487
  Real estate taxes. . . . . . . . . . . . . .            67                  80
  Management fees. . . . . . . . . . . . . . .            43                  43
                                                      ------              ------
     Total expenses. . . . . . . . . . . . . .           465                 610
                                                      ------              ------
Revenues in excess of certain expenses . . . .        $  624              $  824
                                                      ======              ======

     See Notes to Statement of Revenues and Certain Expenses



                     WINDSOR PARK APARTMENTS
       NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation. The operating revenues and direct operating expenses of the Windsor Park Apartments described in Note 2 is presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc. (the "Company"), in the proposed future operations of the Windsor Park Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Windsor Park Apartments. Costs incurred for carpet are capitalized which is consistent with the Company's current capitalization policy.

     Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

     Interim Financial Data. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of the Windsor Park Apartments for the nine months ended September 30, 1997 have been included. The results of operations for the nine months ended September 30, 1997 are not necessarily indicative of the results for the full year.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of certain revenues and expenses as of and for the reporting periods. Actual results may differ from such estimates.

     Management Fees. The Windsor Park Apartments had a management agreement with an affiliated management company to maintain and manage the operations of the apartment complex. Management fees are based on 3% of total revenue collected. Upon acquisition of the Windsor Park Apartments by the Company, such management contract was canceled, at which time the Company began to manage the Windsor Park Apartments.

NOTE 2 - DESCRIPTION OF THE AUDITED ACQUISITION PROPERTIES

     The following property is included in the statement of revenues and certain expenses:

Property      Location                   Number of Units
--------      --------                   ---------------

Windsor Park  Hendersonville, Tennessee        232
                                               ===



                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

     We have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Oak Ramble Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Oak Ramble Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

     In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Oak Ramble
Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------

DELOITTE & TOUCHE LLP

Dallas, Texas
October 29, 1997



                      OAK RAMBLE APARTMENTS
            STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          (In thousands)

                                                Nine Months Ended      Year Ended
                                                September 30, 1997  December 31, 1996
                                                ------------------  -----------------
                                                   (Unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . . .        $1,308              $1,624
  Other property income, net . . . . . . . . .            62                  76
                                                      ------              ------
     Total revenues. . . . . . . . . . . . . .         1,370               1,700
                                                      ------              ------
Certain Expenses
  Property operating and maintenance                     533                 670
  Real estate taxes. . . . . . . . . . . . . .           122                 167
  Management fees. . . . . . . . . . . . . . .            55                  67
                                                      ------              ------
     Total expenses. . . . . . . . . . . . . .           710                 904
                                                      ------              ------
Revenues in excess of certain expenses. . . .         $  660              $  796
                                                      ======              ======

     See Notes to Statement of Revenues and Certain Expenses



                      OAK RAMBLE APARTMENTS
       NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation. The operating revenues and direct operating expenses of the Oak Ramble Apartments described in Note
2 is presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc. (the "Company"), in the proposed future operations of the Oak Ramble Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Oak Ramble Apartments. Costs incurred for carpet are capitalized which is consistent with the Company's current capitalization policy.

     Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

     Interim Financial Data. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of the Oak Ramble Apartments for the nine months ended September 30, 1997 have been included. The results of operations for the nine months ended September 30, 1997 are not necessarily indicative of the results for the full year.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of certain revenues and expenses as of and for the reporting periods. Actual results may differ from such estimates.

     Management Fees. The Oak Ramble Apartments had a management agreement with an affiliated management company to maintain and manage the operations of the apartment complex. Management fees are based on 4% of total revenue collected. Upon acquisition of the Oak Ramble Apartments by the Company, such management contract was canceled, at which time the Company began to manage the Oak Ramble Apartments.

NOTE 2 - DESCRIPTION OF THE AUDITED ACQUISITION PROPERTIES

     The following property is included in the statement of revenues and certain expenses:

Property       Location                 Number of Units
--------       --------                 ---------------

Oak Ramble     Tampa, Florida                 256
                                              ===



                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

     We have audited the accompanying combined statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Parkway Station and Ashton Park Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the combined statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Parkway Station and Ashton Park Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

     In our opinion, such combined statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Parkway Station and Ashton Park Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
------------------------

DELOITTE & TOUCHE LLP

Dallas, Texas
December 11, 1997



            PARKWAY STATION AND ASHTON PARK APARTMENTS
       COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          (In thousands)

                                                Nine Months Ended      Year Ended
                                                September 30, 1997  December 31, 1996
                                                ------------------  -----------------
                                                   (Unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . . .        $2,831              $3,740
  Other property income, net . . . . . . . . .           158                 172
                                                      ------              ------
     Total revenues. . . . . . . . . . . . . .         2,989               3,912
                                                      ------              ------
Certain Expenses
  Property operating and maintenance . . . . .           938               1,371
  Real estate taxes. . . . . . . . . . . . . .           219                 277
  Management fees. . . . . . . . . . . . . . .           118                 154
                                                      ------              ------
     Total expenses. . . . . . . . . . . . . .         1,275               1,802
                                                      ------              ------
Revenues in excess of certain expenses . . . .        $1,714              $2,110
                                                      ======              ======

See Notes to Combined Statements of Revenues and Certain Expenses



            PARKWAY STATION AND ASHTON PARK APARTMENTS
   NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation. The combined operating revenues and direct operating expenses of the Parkway Station and Ashton Park Apartments described in Note 2 is presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc. (the "Company"), in the proposed future operations of the Parkway Station and Ashton Park Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Parkway Station and Ashton Park Apartments. Costs incurred for carpet are capitalized which is consistent with the Company's current capitalization policy.

     Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

     Interim Financial Data. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of the Parkway Station and Ashton Park Apartments for the nine months ended September 30, 1997 have been included. The combined results of operations for the nine months ended September 30, 1997 are not necessarily indicative of the results for the full year.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of certain revenues and expenses as of and for the reporting periods. Actual results may differ from such estimates.

     Management Fees. The Parkway Station and Ashton Park Apartments had a management agreement with an affiliated management company to maintain and manage the operations of the apartment complexes. Management fees are based on 4% of total revenue collected. Upon acquisition of the Parkway Station and Ashton Park Apartments by the Company, such management contract was canceled, at which time the Company began to manage the Parkway Station and Ashton Park Apartments.

NOTE 2 - DESCRIPTION OF THE AUDITED ACQUISITION PROPERTIES

     The following properties are included in the combined statement of revenues and certain expenses:

Property         Location                 Number of Units
--------         --------                 ---------------
Parkway Station  Marietta, Georgia              344
Ashton Park      Tampa, Florida                 192
                                                ---
                                                536
                                                ===



                   INDEPENDENT AUDITORS' REPORT

To the Board of Directors
of Walden Residential Properties, Inc.

     We have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of Woods of Bedford Apartments for the year ended December 31, 1996. This financial statement is the responsibility of the management of Walden Residential Properties, Inc. Our responsibility is to express an opinion on this statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Walden Residential Properties, Inc. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Woods of Bedford Apartments are excluded and the statement is not intended to be a complete presentation of the revenues and expenses of these apartments.

     In our opinion, such statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Woods of Bedford
Apartments for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------

DELOITTE & TOUCHE LLP

Dallas, Texas
December 12, 1997



                   WOODS OF BEDFORD APARTMENTS
            STATEMENT OF REVENUES AND CERTAIN EXPENSES
                          (In thousands)

                                                Nine Months Ended      Year Ended
                                                September 30, 1997  December 31, 1996
                                                ------------------  -----------------
                                                   (Unaudited)
Revenues
  Rental income. . . . . . . . . . . . . . . .        $1,278              $1,714
  Other property income, net . . . . . . . . .            97                  70
                                                      ------              ------
     Total revenues. . . . . . . . . . . . . .         1,375               1,784
                                                      ------              ------
Certain Expenses
  Property operating and maintenance . . . . .           548                 758
  Real estate taxes. . . . . . . . . . . . . .           152                 204
  Management fees. . . . . . . . . . . . . . .            55                  71
                                                      ------              ------
     Total expenses. . . . . . . . . . . . . .           755               1,033
                                                      ------             -------
Revenues in excess of certain expenses. . . .         $  620             $  751
                                                      ======             ======

     See Notes to Statement of Revenues and Certain Expenses



                   WOODS OF BEDFORD APARTMENTS
       NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES

NOTE 1 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation. The operating revenues and direct operating expenses of the Woods of Bedford Apartments described in
Note 2 is presented on the accrual basis of accounting. The accompanying financial statements are not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Walden Residential Properties, Inc. (the "Company"), in the proposed future operations of the Woods of Bedford Apartments, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Woods of Bedford Park Apartments. Costs incurred for carpet are capitalized which is consistent with the Company's current capitalization policy.

     Income Recognition. Rental income is recorded when it is earned and due from tenants. Apartment units are rented under lease agreements with terms of one year or less.

     Interim Financial Data. In the opinion of management, all adjustments and eliminations, consisting only of normal recurring adjustments, necessary to present fairly the statement of revenues and certain expenses of the Woods of Bedford Apartments for the nine months ended September 30, 1997 have been included. The results of operations for the nine months ended September 30, 1997 are not necessarily indicative of the results for the full year.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of certain revenues and expenses as of and for the reporting periods. Actual results may differ from such estimates.

     Management Fees. The Woods of Bedford Apartments had a management agreement with an affiliated management company to maintain and manage the operations of the apartment complex. Management fees are based on 4% of total revenue collected. Upon acquisition of the Woods of Bedford Apartments by the Company, such management contract was canceled, at which time the Company began to manage the Woods of Bedford Apartments.

NOTE 2 - DESCRIPTION OF THE AUDITED ACQUISITION PROPERTIES

     The following property is included in the statement of revenues and certain expenses:

Property          Location                 Number of Units
--------          --------                 ---------------

Woods of Bedford  Bedford, Texas                 328
                                                 ===



ITEM 7 (b).    PRO FORMA FINANCIAL INFORMATION

     The following Unaudited Pro Forma Condensed Combined Financial Statements include (i) the historical results of the Company, which should be read in conjunction with the consolidated financial statements of the Company and its "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as amended by Form 10-K/A2, and the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, (ii) the Combined Financial Statements of DPI, which consist of Drever Partners, Inc., four majority owned subsidiaries (including Drever McIntosh, Inc.), two affiliated corporations (AOF and AOF II), one affiliated entity and the 18 Partnerships, which should be read in conjunction with the combined financial statements of DPI included in the Company's Form 8-K filed October 16, 1997 (the "DPI Acquisition"), (iii) the six Acquisition Properties acquired between July 31, 1997 and December 22, 1997, (iv) the sale of one property sold on October 2, 1997, and (v) credit facility and term loan borrowings necessary to complete the acquisitions. The acquisition of DPI is recorded in accordance with the purchase method of accounting pursuant to Accounting Standards Board Opinion No. 16. It is assumed the combined entity, consisting of the Company, DPI, and the Acquisition Properties, qualifies as a REIT with a taxable management company subsidiary. It is also assumed that the combined entities will have no Federal income tax liability for the periods presented. The Unaudited Pro Forma Condensed Combined Financial Statements are not necessarily indicative of what the Company's financial position or results of operations would have been had the acquisitions occurred on the pro forma dates. Such financial statements also do not purport to represent the future financial position or results of operations of the Company.

     The Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the year ended December 31, 1996 is based upon the audited statements of income of the Company and DPI for the year ended December 31, 1996, adjusted to reflect as of January 1, 1996: (i) the purchase by the Company of 29 properties acquired from January 1, 1996 to December 31, 1997 for $284.3 million, including the value of 44,379 limited partnership interests, (ii) the sale by the Company of four properties, (iii) the issuance by the Company of 1.8 million shares of Series A and Series B Convertible Redeemable Preferred Stock having net proceeds of $43.5 million, (iv) the issuance by the Company of 2,917,650 shares of Common Stock having net proceeds of $61.1 million, (v) the issuance by the Company of 4.0 million shares of 9.20% Senior Preferred Stock, including the Series A Warrants having net proceeds of $95.3 million, (vi) the additional borrowings by the Company required to complete the purchase of 29 properties, (vii) the effects of accounting for the purchase of DPI, and (viii) the subsequent borrowing on the term loan and credit facility to pay off certain DPI mortgages.

     The Unaudited Pro Forma Condensed Combined Statement of Income of the Company for the nine months ended September 30, 1997 is based upon the unaudited statements of operations of the Company and DPI for the nine months ended September 30, 1997, adjusted to reflect as of January 1, 1997: (i) the purchase by the Company of thirteen properties acquired from January 1, 1997 to December 31, 1997 for $105.3 million, including the value of 44,379 limited partnership interests, (ii) the sale by the Company of one property, (iii) the additional borrowings by the Company required to complete the purchase of thirteen properties, (iv) the effects of accounting for the purchase of DPI, and (v) the subsequent borrowing on the term loan and credit facility to pay off certain DPI mortgages.



                            WALDEN RESIDENTIAL PROPERTIES, INC.
                        PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                    September 30, 1997
                                        (Unaudited)
                                      (In thousands)

                                                                                                           Combined
                                                 The Company      DPI        Most Recent                    Entity
                                                 Historical    Pro forma    Acquisitions       Sales (l)   Pro Forma
                                                 -----------   ---------    ------------       ---------   ---------
ASSETS
  Real estate assets -- net. . . . . . . . . . . . $708,817    $683,908 (a)   $ 51,920  (e)    $ (6,637)   $1,438,008
  Other assets . . . . . . . . . . . . . . . . . .   18,376      (3,615)          (296) (f)         (50)       21,498
  Cash and cash equivalents. . . . . . . . . . . .    4,760      13,622         (6,313) (g)       4,426        15,679
  Restricted cash. . . . . . . . . . . . . . . . .    9,039       2,579             92  (h)        (890)       10,728
                                                   --------    --------       --------         --------    ----------
     Total assets. . . . . . . . . . . . . . . . . $740,992    $696,494       $ 45,403         $ (3,151)   $1,479,738
                                                   ========    ========       ========         ========    ==========
LIABILITIES
  Mortgage notes payable . . . . . . . . . . . . . $263,297    $167,026 (b)   $  3,946  (i)    $ (4,648)   $  429,621
  Term loan. . . . . . . . . . . . . . . . . . . .     --       200,000 (c)       --               --         200,000
  Credit facility. . . . . . . . . . . . . . . . .   40,000       8,114 (c)     40,732  (j)        --          88,846
  Other liabilities. . . . . . . . . . . . . . . .   23,075      17,866            725  (k)        (198)       41,468
                                                   --------    --------       --------         --------    ----------
     Total liabilities . . . . . . . . . . . . . .  326,372     393,006         45,403           (4,846)      759,935
                                                   --------    --------       --------         --------    ----------

MINORITY INTERESTS . . . . . . . . . . . . . . . .   15,936     303,488 (d)       --               --         319,424
                                                   --------    --------       --------         --------    ----------
STOCKHOLDERS' EQUITY
  Common stock . . . . . . . . . . . . . . . . . .       57        --             --               --              57
  Preferred stock. . . . . . . . . . . . . . . . .      179        --             --               --             179
  Additional paid in capital . . . . . . . . . . .  454,565        --             --               --         454,565
  Notes receivable from Company officers . . . . .   (5,263)       --             --               --          (5,263)
  Deferred compensation on restricted stock. . . .   (2,391)       --             --               --          (2,391)
  Distributions in excess of net income. . . . . .  (48,463)       --             --              1,695       (46,768)
                                                   --------    --------       --------         --------    ----------
     Total stockholders' equity. . . . . . . . . .  398,684        --             --              1,695       400,379
                                                   --------    --------       --------         --------    ----------
     Total liabilities and stockholders' equity. . $740,992    $696,494       $ 45,403         $ (3,151)   $1,479,738
                                                   ========    ========       ========         ========    ==========

                                  See accompanying notes.



               WALDEN RESIDENTIAL PROPERTIES, INC.
         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                          BALANCE SHEET
                        September 30, 1997
    (In thousands, except property and per share information)

     (a) Represents the purchase price of DPI in accordance with purchase accounting, assuming a market value of $23.75 per Common Unit, which is exchangeable for one share of Common Stock, and a market value of $29.17 per Preferred Unit exchangeable for one share of Redeemable Preferred Stock and 3 1/3 Warrants, each of which is exercisable for one-third of one share of Common Stock at $26.875 per share as follows:

  Issuance of 10,322 Common Units. . . . . . . . . . . . . . . .  $245,157
  Issuance of 2,000 Preferred Units. . . . . . . . . . . . . . .    58,331
  Cash consideration to DPI. . . . . . . . . . . . . . . . . . .    85,007
  Assumption of the Partnerships' mortgage indebtedness. . . . .   286,062
  Transaction costs. . . . . . . . . . . . . . . . . . . . . . .     9,351
                                                                  --------
  Purchase price -- real estate assets . . . . . . . . . . . . .  $683,908
                                                                  ========

     (b) Represents DPI mortgage loans remaining subsequent to the acquisition of DPI as follows:

          Historical DPI mortgage loans. . . . . . . . . . . . .  $286,062
          DPI mortgage loans paid off subsequent to acquisition.  (119,036)
                                                                  --------
          DPI mortgage loans remaining . . . . . . . . . . . . .  $167,026
                                                                  ========

     (c) Represents the term loan issued and credit facility reduction related to the DPI Acquisition. The $200,000 unsecured one-year term loan borrowings were used to pay down the credit facility, and the 90-day bridge loan. The Company utilized the credit facility and the bridge loan to pay off certain DPI mortgages, the cash consideration and transaction costs related to the acquisition.

     (d) To reflect the issuance of 10,322 Common Units at a price of $23.75 per security and 2,000 Preferred Units at a price of $29.17 per security (see note (a)).

     (e) Represents the recent property acquisitions which include Clover Hill, Oak Ramble, Parkway Station, Ashton Park and Woods of Bedford (collectively the "Most Recent Acquisitions"), acquired in October through December 1997. In connection with such acquisitions, the amounts presented include the initial purchase price and closing costs as identified in the acquisition process.

     (f) Represents purchase deposits used and security deposit escrows on the Most Recent Acquisitions.

     (g)  Represents estimated cash used to purchase the Most
Recent Acquisitions.

     (h)  Represents real estate tax escrows required on the Most
Recent Acquisitions.

     (i) Represents mortgage note assumed with the purchase of Ashton Park.

     (j) Represents draws on the credit facility to finance the Most Recent Acquisitions.

     (k) Represents real estate tax liabilities and security deposit liabilities that were assumed on the Most Recent
Acquisitions.

     (l) Represents the sale of Towne Center on October 2, 1997 and related cash proceeds received and mortgage note pay off.



                             WALDEN RESIDENTIAL PROPERTIES, INC.
                      PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                        For the Nine Months Ended September 30, 1997
                                         (Unaudited)
                        (In thousands, except per share information)

                                                Previously Reported
                                          ------------------------------                                              Combined
                                            Acquisition        DPI                                      Pro Forma      Entity
                              Historical  Adjustments (a)  Pro Forma (b)  Acquisitions (d)  Sales (e)  Adjustments    Pro Forma
                              ----------  ---------------  -------------  ----------------  ---------  -----------    ---------
REVENUES
  Rental income. . . . . . . . $ 99,288      $  3,035        $ 82,566        $  7,114       $ (1,308)    $   --       $190,695
  Other property income. . . .    3,979           109           2,785             405            (67)        --          7,211
  Interest income. . . . . . .    1,273          (332)            493            --             --           --          1,434
  Other income (expense) . . .     --            --               653            --             --           --            653
                               --------      --------        --------        --------       --------     --------     --------
     Total revenues. . . . . .  104,540         2,812          86,497           7,519         (1,375)        --        199,993
                               --------      --------        --------        --------       --------     --------     --------
EXPENSES (i)
  Property operating and
    maintenance. . . . . . . .   34,187         1,016          31,917           2,683           (563)        --         69,240
  Real estate taxes. . . . . .   10,077           345           8,670             645           (147)        --         19,590
  General and administrative .    5,117          --             8,069            --             --           --         13,186
  Interest . . . . . . . . . .   15,764           613          21,121            --             --          2,504  (f)  40,002
  Financing costs and
    amortization . . . . . . .      612          --              --              --             --             (7) (g)     605
  Depreciation . . . . . . . .   20,192           541          18,728            --             --          1,269  (h)  40,730
                               --------      --------        --------        --------       --------     --------     --------
     Total expenses. . . . . .   85,949         2,515          88,505           3,328           (710)       3,766      183,353
                               --------      --------        --------        --------       --------     --------     --------
Income before minority
  interests. . . . . . . . . .   18,591           297          (2,008)          4,191           (665)      (3,766)      16,640
Minority interests . . . . . .   (1,197)           (4)         (4,201) (c)       --             --           --         (5,402)
                               --------      --------        --------        --------       --------     --------     --------
Income before preferred
  distributions. . . . . . . .   17,394           293          (6,209)          4,191           (665)      (3,766)      11,238
Preferred distributions. . . .   (9,906)         --              --              --             --           --         (9,906)
                               --------      --------        --------        --------       --------     --------     --------
Net income available to
  common stockholders. . . . . $  7,488      $    293        $ (6,209)       $  4,191       $   (665)    $ (3,766)    $  1,326
                               ========      ========        ========        ========       ========     ========     ========
Net income available to
  common stockholders per
  share. . . . . . . . . . . . $   0.43                                                                               $   0.08
                               ========                                                                               ========
Distributions per share of
  common stock . . . . . . . . $ 1.4475                                                                               $ 1.4475
                               ========                                                                               ========
Weighted average shares of
  common stock outstanding . .   17,468            12                                                                   17,480
                               ========      ========                                                                 ========

                                   See accompanying notes.



                             WALDEN RESIDENTIAL PROPERTIES, INC.
                      PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                            For the Year Ended December 31, 1996
                                         (Unaudited)
                        (In thousands, except per share information)

                                               Previously Reported
                                          ------------------------------
                                           Acquisitions                                                                Combined
                                            and Sales          DPI                                       Pro Forma      Entity
                              Historical  Adjustments (a)  Pro Forma (b)  Acquisitions (d)   Sales (e)  Adjustments    Pro Forma
                              ----------  ---------------  -------------  ----------------   ---------  -----------    ---------
REVENUES
  Rental income. . . . . . . . $105,602     $ 27,974         $106,846       $  9,564         $ (1,711)   $   --        $248,275
  Other property income. . . .    3,873          876            3,243            471              (90)       --           8,373
  Construction revenues. . . .     --           --                919           --               --          --             919
  Interest income. . . . . . .    1,433         (349)             620           --               --          --           1,704
  Other income (expense) . . .      263         --              1,536           --               --          --           1,799
                               --------     --------         --------       --------         --------    --------      --------
     Total revenues. . . . . .  111,171       28,501          113,164         10,035           (1,801)       --         261,070
                               --------     --------         --------       --------         --------    --------      --------
EXPENSES (i)
  Property operating and
    maintenance. . . . . . . .   37,521       10,028           40,372          3,802             (843)       --          90,880
  Real estate taxes. . . . . .   10,039        2,794           11,453            852             (142)       --          24,996
  Construction cost of sales .     --           --                891           --               --          --             891
  General and administrative .    5,124         --              9,343           --               --          --          14,467
  Interest . . . . . . . . . .   20,573          857           27,806           --               --         3,294  (f)   52,530
  Financing costs and
    amortization . . . . . . .      916          (94)            --             --               --            (4) (g)      818
  Depreciation . . . . . . . .   19,810        7,488           24,971           --               --         1,692  (h)   53,961
                               --------     --------         --------       --------         --------    --------      --------
     Total expenses. . . . . .   93,983       21,073          114,836          4,654             (985)      4,982       238,543
                               --------     --------         --------       --------         --------    --------      --------
Operating income . . . . . . .   17,188        7,428           (1,672)         5,381             (816)     (4,982)       22,527
Gain (loss) on disposition of
  real property. . . . . . . .    1,934       (1,934)            --             --               --          --            --
                               --------     --------         --------       --------         --------    --------      --------
Income before minority
  interests. . . . . . . . . .   19,122        5,494           (1,672)         5,381             (816)     (4,982)       22,527
Minority interests . . . . . .   (1,705)          (5)          (5,635) (c)      --               --          --          (7,345)
                               --------     --------         --------       --------         --------    --------      --------
Income before preferred
  distributions. . . . . . . .   17,417        5,489           (7,307)         5,381             (816)     (4,982)       15,182
Preferred distributions. . . .   (2,387)     (10,909)            --             --               --          --         (13,296)
                               --------     --------         --------       --------         --------    --------      --------
Net income available to
  common stockholders. . . . . $ 15,030     $ (5,420)        $ (7,307)      $  5,381         $   (816)   $ (4,982)     $  1,886
                               ========     ========         ========       ========         ========    ========      ========
Net income available to
  common stockholders per
  share. . . . . . . . . . . . $   1.02                                                                                $   0.11
                               ========                                                                                ========
Distributions per share of
  common stock . . . . . . . . $   1.86                                                                                $   1.86
                               ========                                                                                ========
Weighted average shares of
  common stock outstanding . .   14,720        2,321                                                                     17,041
                               ========     ========         ========                                                  ========

                                   See accompanying notes.



               WALDEN RESIDENTIAL PROPERTIES, INC.
         NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
                       STATEMENT OF INCOME
           For the Nine Months Ended September 30, 1997
               and the Year Ended December 31, 1996
           (In thousands, except per share information)

     (a) The pro forma acquisition adjustments for the nine months ended September 30, 1997, reflect as of January 1, 1997: (i) the operations of seven apartment properties acquired by the Company in 1997, and (ii) the reduction in interest income and increase in interest expense related to the acquisitions by the Company.

     The pro forma acquisition and sales adjustments for the year ended December 31, 1996, reflect as of January 1, 1996: (i) the operations of 23 apartment properties acquired by the Company in 1996 and 1997, (ii) the sale by the Company of three apartment properties, (iii) the issuance by the Company of 1,800 shares of Series A and Series B Convertible Redeemable Preferred Stock, (iv) the issuance by the Company of 2,918 shares of Common Stock, (v) the issuance by the Company of 4,000 shares of Senior Preferred Stock, and (vi) the reduction in interest income and increase in interest expense related to the acquisitions by the Company.

     (b) Represents the pro forma condensed combined statement of operations of DPI with adjustments consistent with the Company's Form 8-K filed October 16, 1997. Additional adjustments include interest expense and fees on the $200,000 term loan used to reduce the credit facility borrowings and repay the $110,000 bridge loan, which was used to pay off several of the DPI mortgage balances subsequent to the DPI Acquisition. The credit facility was reduced $87.8 million from the initial borrowings for the DPI Acquisition due to the subsequent paydown from the term loan. Interest expense was reduced to reflect the DPI mortgage balances that were paid off subsequent to the DPI Acquisition. The weighted average combined interest rate on the credit facility and term loan were 6.99% and 6.83% for the nine months ended September 30, 1997 and the year ended December 31, 1996, respectively.

     (c) Represents the income allocated to minority interests and the distributions on the Preferred Units issued in connection with the DPI Acquisition (see note (a) of the pro forma condensed combined balance sheet).

     (d) Represents pro forma revenues and certain expenses for the Acquisition Properties and excludes third party management fees.

     (e) Represents revenues and expenses on Towne Center sold in October 1997.

     (f) Represents pro forma adjustment required to present interest expense as if the Ashton Park debt and the Acquisition Properties credit facility borrowings reflected on the pro forma condensed consolidated balance sheet at September 30, 1997 had been outstanding for the entire period at the then applicable rates and the removal of the Towne Center mortgage interest.

     (g) Represents pro forma adjustment required to present financing costs and amortization expense as if the Acquisition
Properties amortizable assets on the pro forma condensed consolidated balance sheet at September 30, 1997 had been in place for the entire period.

     (h) Represents pro forma adjustment required to present depreciation expense as if the Acquisition Properties' depreciable assets on the pro forma condensed consolidated balance sheet at September 30, 1997 had been in place for the entire period.

     (i) Although not presented as pro forma adjustments because they do not meet the criteria for such presentation, management anticipates that the combination of the Company and DPI will create property operational savings, as well as significant administrative cost savings, of approximately $5 million in the first full year of operations.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WALDEN RESIDENTIAL PROPERTIES, INC.



/s/  Mark S. Dillinger                          February 16, 1998
----------------------                          -----------------
Mark S. Dillinger                               Date
Executive Vice President,
Chief Financial Officer and Director
(Principal Financial and Accounting Officer)